UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02021

DWS Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

MAY 31, 2013 Annual Report to Shareholders

DWS Health Care Fund

Contents
4 Letter to Shareholders
5 Portfolio Management Review
9 Performance Summary
11 Investment Portfolio
15 Statement of Assets and Liabilities
17 Statement of Operations
18 Statement of Changes in Net Assets
19 Financial Highlights
24 Notes to Financial Statements
33 Report of Independent Registered Public Accounting Firm
34 Information About Your Fund's Expenses
36 Tax Information
37 Summary of Management Fee Evaluation by Independent Fee Consultant
41 Board Members and Officers
46 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. Accordingly, U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Douglas Beck, CFA President, DWS Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

Health care stocks outperformed the broader equity market during the 12 months ended May 31, 2013. Ongoing concern over slowing global growth led investors to adopt a more defensive stance, benefiting health care issues on a relative basis. In addition, domestic economic indicators were mixed, generating near-term worry over a possible slowdown in U.S. growth.

For its most recent fiscal year ended May 31, 2013, DWS Health Care Fund Class A shares posted a 32.82% total return, outperforming the 27.28% return of the Standard & Poor's 500® (S&P 500) Index, but lagging the 36.88% return of the fund's secondary benchmark, the S&P® North American Health Care Sector Index.

Investment Strategy
In seeking long-term growth of capital, the fund's managers employ bottom-up research, top-down analysis which considers economic outlook and an industries' potential to benefit from changes in the overall business environment, and a growth orientation in making the fund's health care sector investments.

Positive Contributors to Fund Performance

Our overweight within select European pharmaceutical and specialty pharmaceutical stocks contributed positively to performance during the period.

Holdings in two European pharmaceutical companies, Sanofi and Roche Holding AG, added to returns during the year ended May 31, 2013. Sanofi benefited from investor expectations of a recovery for the firm following the loss of exclusivity of several key drugs, as well as a regulatory delay for a competitor's diabetes drug. Roche Holding's positive returns were driven by its stellar business performance relative to its peers, as well as continued strength from its global cancer franchises. Another meaningful contribution came from Pacira Pharmaceuticals, Inc., based on the strong launch of its drug Exparel for postsurgical pain.

In addition, the fund's position in the biotechnology firm Alkermes PLC contributed strongly to performance, as the company reported positive clinical data from several drugs in development for central nervous system disorders. Positions in Onyx Pharmaceuticals, Inc. and BioMarin Pharmaceutical, Inc. also contributed to returns: Onyx received FDA approval for Kyprolis, a drug for multiple myeloma, which had a solid launch; BioMarin shares benefited from positive clinical data regarding several drugs it has in development.

Negative Contributors to Fund Performance

One of the largest individual detractors from relative performance during the year ended May 31, 2013 came from the fund's underweight to Valeant Pharmaceuticals International, Inc., a specialty pharmaceutical company focused on dermatology and ophthalmology. The stock posted significant gains as the company made several acquisitions that have the potential to boost earnings on a near- and long-term basis, including the recently announced acquisition of Bausch & Lomb.

Several holdings within the biotechnology sector also subtracted from performance. The fund's position in Incyte Corp., Ltd. was a major detractor due to the disappointing launch of the company's drug Jakafi for myelofibrosis, a blood cancer that affects the bone marrow. The fund's position in Idenix Pharmaceuticals, Inc.* also declined meaningfully during the period, as the FDA placed Idenix's key hepatitis C drug candidate on clinical study hold due to concern over potential safety issues. We eliminated the position during the period.

* Not held in the portfolio as of May 31, 2013.

Ten Largest Equity Holdings at May 31, 2013 (31.5% of Net Assets)
1. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	4.5%
2. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	4.0%
3. Merck & Co., Inc. A global pharmaceutical company	3.9%
4. Johnson & Johnson Provider of health care products	3.9%
5. Amgen, Inc. Developer, manufacturer and marketer of human therapeutics	3.0%
6. Celgene Corp. A global biopharmaceutical company	2.8%
7. Eli Lilly & Co. Discovers, develops, manufactures and sells pharmaceutical products for humans and animals	2.6%
8. Bristol-Myers Squibb Co. Producer of diversified pharmaceuticals and other products	2.5%
9. UnitedHealth Group, Inc. Operator of organized health systems	2.4%
10. Biogen Idec, Inc. Develops, manufactures and commercializes therapies focusing on neurology, oncology and immunology	1.9%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 46 for contact information.

As mentioned, an overweight position in Volcano Corp. represented a key detractor from performance. Volcano Corp., a medical technology company focused on cardiology, reported disappointing earnings as coronary procedure volumes within its core markets remained sluggish. In addition, the company raised capital to fund potential acquisitions, news that was not well received by investors.

"Health care stocks outperformed the broader equity market as ongoing concern over slowing global growth led investors to adopt a more defensive stance, benefiting health care issues on a relative basis."

Outlook

After strongly outperforming the overall equity market, we believe that health care stocks may take a pause in the near term due to investor perceptions that the global economic environment may once again be improving, which in the short term could cause investors to favor market sectors perceived as more economically sensitive. Longer term, we think that the prospects for health care stocks are promising, based on positive global demographic trends and the continuing emergence of new technologies.

Portfolio Management Team

Leefin Lai, CFA, Managing Director

Lead Portfolio Manager of the fund. Joined the fund in 2001.

• Joined Deutsche Asset & Wealth Management in 2001.

• Previously served as an analyst for Salomon Smith Barney and PaineWebber and as Vice President/Analyst for Citigroup Global Asset Management and Scudder Kemper Investments.

• Over 19 years of investment industry experience.

• BS and MBA, University of Illinois.

Thomas E. Bucher, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2011.

• Joined Deutsche Asset & Wealth Management in 1995.

• Portfolio Manager for global health care and infrastructure based in Frankfurt, Germany.

• Previously served as analyst and portfolio manager for different European sectors and Eastern European equities. Also, served as a consultant to the Advisor regarding the fund from 2002-2010.

• MA in economics, University of Tuebingen, Germany.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization- weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P North American Health Care Sector Index is an unmanaged market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Performance Summary May 31, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
Unadjusted for Sales Charge	32.82%	9.87%	9.53%
Adjusted for the Maximum Sales Charge (max 5.75% load)	25.18%	8.57%	8.88%
S&P 500® Index†	27.28%	5.43%	7.58%
S&P® North American Health Care Sector Index††	36.88%	12.06%	9.37%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
Unadjusted for Sales Charge	31.83%	9.02%	8.65%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	28.83%	8.88%	8.65%
S&P 500® Index†	27.28%	5.43%	7.58%
S&P® North American Health Care Sector Index††	36.88%	12.06%	9.37%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
Unadjusted for Sales Charge	31.84%	9.06%	8.70%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	31.84%	9.06%	8.70%
S&P 500® Index†	27.28%	5.43%	7.58%
S&P® North American Health Care Sector Index††	36.88%	12.06%	9.37%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
No Sales Charges	33.19%	10.18%	9.81%
S&P 500® Index†	27.28%	5.43%	7.58%
S&P® North American Health Care Sector Index††	36.88%	12.06%	9.37%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
No Sales Charges	33.23%	10.36%	9.99%
S&P 500® Index†	27.28%	5.43%	7.58%
S&P® North American Health Care Sector Index††	36.88%	12.06%	9.37%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2012 are 1.49%, 2.37%, 2.21%, 1.22% and 1.16% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

†† The S&P North American Health Care Sector Index is an unmanaged, market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
5/31/13	$30.50	$26.69	$26.89	$31.73	$32.62
5/31/12	$25.10	$22.31	$22.46	$26.03	$26.71
Distribution Information as of 5/31/13
Income Dividends, Twelve Months	$.09	$—	$—	$.17	$.19
Capital Gain Distributions, Twelve Months	$2.27	$2.27	$2.27	$2.27	$2.27

Investment Portfolio as of May 31, 2013
	Shares	Value ($)

Common Stocks 98.6%
Health Care 98.6%
Biotechnology 23.4%
Acorda Therapeutics, Inc.*	20,112	672,746
Alexion Pharmaceuticals, Inc.*	28,690	2,798,423
Alkermes PLC*	65,737	2,054,281
Alnylam Pharmaceuticals, Inc.*	25,520	781,678
Amarin Corp. PLC (ADR)* (a)	44,414	310,454
Amgen, Inc.	69,581	6,994,978
Anacor Pharmaceuticals, Inc.* (a)	112,769	616,846
ARIAD Pharmaceuticals, Inc.* (a)	89,169	1,635,359
Biogen Idec, Inc.*	18,641	4,427,051
BioMarin Pharmaceutical, Inc.*	29,305	1,837,424
Celgene Corp.*	51,025	6,309,241
Cubist Pharmaceuticals, Inc.* (a)	27,102	1,489,255
Gilead Sciences, Inc.*	189,086	10,301,405
Incyte Corp., Ltd.* (a)	50,297	1,115,085
Infinity Pharmaceuticals, Inc.*	16,725	450,739
KaloBios Pharmaceuticals, Inc.*	40,000	226,400
Medivation, Inc.*	31,119	1,511,139
Momenta Pharmaceuticals, Inc.*	63,524	835,976
Neurocrine Biosciences, Inc.*	67,778	876,370
Onyx Pharmaceuticals, Inc.*	22,127	2,112,022
Pharmacyclics, Inc.*	10,388	951,956
Regeneron Pharmaceuticals, Inc.* (a)	8,209	1,985,511
TESARO, Inc.*	13,601	465,290
United Therapeutics Corp.*	9,809	652,004
Vertex Pharmaceuticals, Inc.* (a)	27,178	2,182,665
		53,594,298
Health Care Services 17.9%
Aetna, Inc.	61,400	3,707,332
AmerisourceBergen Corp.	47,510	2,569,341
athenahealth, Inc.*	7,810	660,336
Cardinal Health, Inc.	43,292	2,032,992
Catamaran Corp.*	29,611	1,457,453
Centene Corp.*	20,685	1,023,908
Cerner Corp.*	18,772	1,844,912
CIGNA Corp.	51,904	3,524,282
CVS Caremark Corp.	34,637	1,994,399
Express Scripts Holding Co.*	59,386	3,689,058
HCA Holdings, Inc.	49,189	1,921,322
Humana, Inc.	21,748	1,756,804
McKesson Corp.	35,523	4,044,649
Quest Diagnostics, Inc. (a)	22,766	1,407,849
Team Health Holdings, Inc.*	30,604	1,195,698
UnitedHealth Group, Inc.	89,202	5,586,721
Universal Health Services, Inc. "B"	30,449	2,105,244
WellCare Health Plans, Inc.*	10,985	572,758
		41,095,058
Life Sciences Tools & Services 4.4%
Agilent Technologies, Inc.	45,783	2,080,837
Analogic Corp.	10,247	814,534
Illumina, Inc.* (a)	20,208	1,421,026
PAREXEL International Corp.* (a)	26,069	1,191,093
Thermo Fisher Scientific, Inc.	35,487	3,133,502
Waters Corp.*	13,970	1,351,039
		9,992,031
Medical Supply & Specialty 13.8%
ArthroCare Corp.*	23,716	804,684
AtriCure, Inc.*	57,189	517,560
Baxter International, Inc.	61,562	4,329,655
Boston Scientific Corp.*	223,823	2,068,125
CareFusion Corp.*	31,745	1,166,629
CONMED Corp.	45,327	1,492,618
Covidien PLC	54,042	3,437,071
HeartWare International, Inc.*	16,991	1,550,769
Hologic, Inc.* (a)	52,074	1,080,535
Medtronic, Inc.	73,554	3,751,990
Sirona Dental Systems, Inc.*	23,400	1,659,996
St. Jude Medical, Inc. (a)	20,113	869,485
Stryker Corp.	38,103	2,529,658
The Cooper Companies, Inc.	13,953	1,576,829
Thoratec Corp.*	14,961	466,334
Vascular Solutions, Inc.*	23,807	361,152
Volcano Corp.*	63,974	1,221,903
Zimmer Holdings, Inc.	35,072	2,753,503
		31,638,496
Pharmaceuticals 39.1%
Abbott Laboratories	81,295	2,981,088
AbbVie, Inc.	97,472	4,161,080
Achillion Pharmaceuticals, Inc.*	32,354	269,832
Actavis, Inc.*	27,018	3,331,049
Allergan, Inc.	28,770	2,862,327
Astex Pharmaceuticals, Inc.*	83,221	403,622
Bayer AG (Registered)	16,829	1,810,286
BioDelivery Sciences International, Inc.* (a)	81,171	357,152
Bristol-Myers Squibb Co.	126,888	5,838,117
DepoMed, Inc.*	134,468	774,536
Elan Corp. PLC (ADR)* (a)	84,557	1,070,492
Eli Lilly & Co.	110,194	5,857,913
Endo Health Solutions, Inc.*	31,872	1,156,954
Endocyte, Inc.*	48,000	657,120
Forest Laboratories, Inc.*	54,611	2,170,787
Furiex Pharmaceuticals, Inc.*	13,806	510,408
Hi-Tech Pharmacal Co., Inc. (a)	23,626	755,087
Johnson & Johnson (a)	105,288	8,863,144
Medicines Co.*	20,649	665,104
Merck & Co., Inc. (a)	192,559	8,992,505
Mylan, Inc.* (a)	70,663	2,153,808
Novartis AG (Registered)	43,186	3,094,525
NPS Pharmaceuticals, Inc.* (a)	45,732	720,279
Optimer Pharmaceuticals, Inc.* (a)	30,401	452,367
Pacira Pharmaceuticals, Inc.*	29,161	854,417
Perrigo Co.	14,915	1,728,798
Pfizer, Inc.	333,219	9,073,553
Roche Holding AG (Genusschein)	16,925	4,187,927
Salix Pharmaceuticals Ltd.*	18,867	1,144,661
Sanofi (ADR)	79,612	4,226,601
Shire PLC (ADR)	14,199	1,398,176
Teva Pharmaceutical Industries Ltd. (ADR) (a)	34,839	1,330,850
UCB SA	22,496	1,233,025
Valeant Pharmaceuticals International, Inc.*	18,312	1,668,589
VIVUS, Inc.* (a)	36,919	542,709
Warner Chilcott PLC "A"	84,050	1,613,760
Zoetis, Inc. (a)	17,292	553,344
		89,465,992
Total Common Stocks (Cost $133,698,197)		225,785,875

Securities Lending Collateral 16.1%
Daily Assets Fund Institutional, 0.12% (b) (c) (Cost $37,028,919)	37,028,919	37,028,919

Cash Equivalents 0.1%
Central Cash Management Fund, 0.07% (b) (Cost $181,235)	181,235	181,235

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $170,908,351)†	114.8	262,996,029
Other Assets and Liabilities, Net	(14.8)	(33,969,284)
Net Assets	100.0	229,026,745

* Non-income producing security.

† The cost for federal income tax purposes was $171,340,956. At May 31, 2013, net unrealized appreciation for all securities based on tax cost was $91,655,073. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $93,686,968 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,031,895.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2013 amounted to $35,595,902, which is 15.5% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Biotechnology	$53,594,298	$—	$—	$53,594,298
Health Care Services	41,095,058	—	—	41,095,058
Life Sciences Tools & Services	9,992,031	—	—	9,992,031
Medical Supply & Specialty	31,638,496	—	—	31,638,496
Pharmaceuticals	79,140,229	10,325,763	—	89,465,992
Short-Term Investments (d)	37,210,154	—	—	37,210,154
Total	$252,670,266	$10,325,763	$—	$262,996,029

There have been no transfers between fair value measurement levels during the year ended May 31, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $133,698,197) — including $35,595,902 of securities loaned	$225,785,875
Investment in Daily Assets Fund Institutional (cost $37,028,919)*	37,028,919
Investment in Central Cash Management Fund (cost $181,235)	181,235
Total investments in securities, at value (cost $170,908,351)	262,996,029
Foreign currency, at value (cost $25,632)	25,483
Receivable for investments sold	2,859,837
Receivable for Fund shares sold	338,496
Dividends receivable	402,954
Interest receivable	14,080
Foreign taxes recoverable	115,212
Due from Advisor	3,276
Other assets	26,695
Total assets	266,782,062
Liabilities
Payable upon return of securities loaned	37,028,919
Payable for investments purchased	318,678
Payable for Fund shares redeemed	67,837
Accrued management fee	151,850
Accrued Trustees' fees	2,698
Accrued expenses	185,335
Total liabilities	37,755,317
Net assets, at value	$229,026,745
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	92,087,678
Foreign currency	(3,782)
Accumulated net realized gain (loss)	10,352,068
Paid-in capital	126,590,781
Net assets, at value	$229,026,745

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2013 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($45,161,485 ÷ 1,480,527 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$30.50
Maximum offering price per share (100 ÷ 94.25 of $30.50)	$32.36
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($768,209 ÷ 28,786 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$26.69
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,719,517 ÷ 287,045 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$26.89
Class S Net Asset Value, offering and redemption price(a) per share ($168,006,899 ÷ 5,295,095 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$31.73
Institutional Class Net Asset Value, offering and redemption price(a) per share ($7,370,635 ÷ 225,963 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$32.62

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2013
Investment Income
Income: Dividends (net of foreign taxes withheld of $72,809)	$3,079,407
Income distributions — Central Cash Management Fund	7,951
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	72,913
Total income	3,160,271
Expenses: Management fee	1,498,989
Administration fee	195,946
Services to shareholders	395,033
Distribution and service fees	160,555
Custodian fee	12,809
Professional fees	80,738
Reports to shareholders	45,228
Registration fees	64,729
Trustees' fees and expenses	8,538
Other	16,971
Total expenses before expense reductions	2,479,536
Expense reductions	(120,770)
Total expenses after expense reductions	2,358,766
Net investment income (loss)	801,505
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	17,000,247
Foreign currency	6,513
17,006,760
Change in net unrealized appreciation (depreciation) on: Investments	38,580,031
Foreign currency	(4,192)
38,575,839
Net gain (loss)	55,582,599
Net increase (decrease) in net assets resulting from operations	$56,384,104

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$801,505	$91,087
Net realized gain (loss)	17,006,760	13,501,424
Change in net unrealized appreciation (depreciation)	38,575,839	(15,033,133)
Net increase (decrease) in net assets resulting from operations	56,384,104	(1,440,622)
Distributions to shareholders from: Net investment income: Class A	(113,585)	—
Class S	(818,531)	—
Institutional Class	(39,040)	—
Net realized gains: Class A	(2,907,980)	(2,506,117)
Class B	(72,813)	(102,354)
Class C	(546,565)	(543,014)
Class S	(10,880,011)	(10,048,565)
Institutional Class	(459,275)	(404,973)
Total distributions	(15,837,800)	(13,605,023)
Fund share transactions: Proceeds from shares sold	48,682,974	23,552,586
Reinvestment of distributions	15,234,106	13,118,158
Payments for shares redeemed	(48,195,197)	(40,816,553)
Redemption fees	6,883	1,878
Net increase (decrease) in net assets from Fund share transactions	15,728,766	(4,143,931)
Increase (decrease) in net assets	56,275,070	(19,189,576)
Net assets at beginning of period	172,751,675	191,941,251
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $0 and $78,894, respectively)	$229,026,745	$172,751,675

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$25.10		$27.51	$21.56	$18.33	$24.20
Income (loss) from investment operations: Net investment income (loss)a	.07		(.03)	(.05)	(.07)	(.03)
Net realized and unrealized gain (loss)	7.69		(.25)	6.52	3.30	(5.19)
Total from investment operations	7.76		(.28)	6.47	3.23	(5.22)
Less distributions from: Net investment income	(.09)		—	—	—	—
Net realized gains	(2.27)		(2.13)	(.52)	—	(.65)
Total distributions	(2.36)		(2.13)	(.52)	—	(.65)
Redemption fees	.00	*	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$30.50		$25.10	$27.51	$21.56	$18.33
Total Return (%)b	32.82	c	(.03)	30.48	17.62	(21.45)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45		32	35	30	31
Ratio of expenses before expense reductions (%)	1.45		1.49	1.55	1.61	1.58
Ratio of expenses after expense reductions (%)	1.37		1.49	1.55	1.61	1.58
Ratio of net investment income (loss) (%)	.24		(.13)	(.22)	(.34)	(.18)
Portfolio turnover rate (%)	40		27	21	33	29
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended May 31,
Class B	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$22.31	$24.92	$19.74	$16.90	$22.54
Income (loss) from investment operations: Net investment income (loss)a	(.14)	(.22)	(.23)	(.18)	(.16)
Net realized and unrealized gain (loss)	6.79	(.26)	5.93	3.02	(4.83)
Total from investment operations	6.65	(.48)	5.70	2.84	(4.99)
Less distributions from: Net realized gains	(2.27)	(2.13)	(.52)	—	(.65)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$26.69	$22.31	$24.92	$19.74	$16.90
Total Return (%)b,c	31.83	(.88)	29.37	16.80	(22.01)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	2	3
Ratio of expenses before expense reductions (%)	2.35	2.37	2.47	2.46	2.46
Ratio of expenses after expense reductions (%)	2.18	2.33	2.39	2.34	2.34
Ratio of net investment income (loss) (%)	(.57)	(1.00)	(1.06)	(1.07)	(.93)
Portfolio turnover rate (%)	40	27	21	33	29
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended May 31,
Class C	2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$22.46		$25.04	$19.81	$16.96	$22.63
Income (loss) from investment operations: Net investment income (loss)a	(.12)		(.19)	(.20)	(.18)	(.15)
Net realized and unrealized gain (loss)	6.82		(.26)	5.95	3.03	(4.87)
Total from investment operations	6.70		(.45)	5.75	2.85	(5.02)
Less distributions from: Net realized gains	(2.27)		(2.13)	(.52)	—	(.65)
Redemption fees	.00	*	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$26.89		$22.46	$25.04	$19.81	$16.96
Total Return (%)b	31.84	c	(.75)	29.52	16.80	(22.06)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		6	7	6	7
Ratio of expenses (%)	2.18		2.21	2.28	2.31	2.32
Ratio of expenses after expense reductions (%)	2.13		2.21	2.28	2.31	2.32
Ratio of net investment income (loss) (%)	(.51)		(.84)	(.95)	(1.04)	(.91)
Portfolio turnover rate (%)	40		27	21	33	29
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended May 31,
Class S	2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$26.03		$28.37	$22.15	$18.77	$24.70
Income (loss) from investment operations: Net investment income (loss)a	.14		.04	.02	(.01)	.02
Net realized and unrealized gain (loss)	8.00		(.25)	6.72	3.39	(5.30)
Total from investment operations	8.14		(.21)	6.74	3.38	(5.28)
Less distributions from: Net investment income	(.17)		—	—	—	—
Net realized gains	(2.27)		(2.13)	(.52)	—	(.65)
Total distributions	(2.44)		(2.13)	(.52)	—	(.65)
Redemption fees	.00	*	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$31.73		$26.03	$28.37	$22.15	$18.77
Total Return (%)	33.19	b	.22	30.89	18.01	(21.25)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	168		129	136	118	106
Ratio of expenses before expense reductions (%)	1.18		1.22	1.25	1.31	1.30
Ratio of expenses after expense reductions (%)	1.12		1.22	1.25	1.31	1.30
Ratio of net investment income (loss) (%)	.49		.15	.08	(.04)	.11
Portfolio turnover rate (%)	40		27	21	33	29
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

	Years Ended May 31,
Institutional Class	2013		2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$26.71		$29.05	$22.62	$19.12		$25.08
Income (loss) from investment operations: Net investment income (loss)a	.15		.04	.06	.04		.07
Net realized and unrealized gain (loss)	8.22		(.25)	6.89	3.46		(5.38)
Total from investment operations	8.37		(.21)	6.95	3.50		(5.31)
Less distributions from: Net investment income	(.19)		—	—	—		—
Net realized gains	(2.27)		(2.13)	(.52)	—		(.65)
Total distributions	(2.46)		(2.13)	(.52)	—		(.65)
Redemption fees	.00	*	.00 *	.00 *	.00	*	.00 *
Net asset value, end of period	$32.62		$26.71	$29.05	$22.62		$19.12
Total Return (%)	33.23	b	.22	31.18	18.31		(21.02)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		6	13	10		9
Ratio of expenses (%)	1.15		1.16	1.04	1.06		1.05
Ratio of expenses after expense reductions (%)	1.10		1.16	1.04	1.06		1.05
Ratio of net investment income (loss) (%)	.51		.14	.26	.21		.36
Portfolio turnover rate (%)	40		27	21	33		29
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Health Care Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$1,103,355
Undistributed long-term capital gains	$9,681,317
Unrealized appreciation (depreciation) on investments	$91,655,073

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2013	2012
Distributions from ordinary income*	$1,701,229	$627,776
Distributions from long-term capital gains	$14,136,571	$12,977,247

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended May 31, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $79,944,768 and $76,943,587, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.765%
Over $500 million of such net assets	.715%

Accordingly, for the year ended May 31, 2013, the fee pursuant to the investment management agreement was equivalent to an annual effective rate of 0.765% of the Fund's average daily net assets.

For the period from June 1, 2012 through September 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.37%.

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class follows:
Class A	1.33%
Class B	2.08%
Class C	2.08%
Class S	1.08%
Institutional Class	1.08%

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2013, the Administration Fee was $195,946, of which $19,850 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2013
Class A	$47,237	$26,280	$—
Class B	2,294	1,354	22
Class C	6,138	3,731	—
Class S	189,177	86,264	3,615
Institutional Class	8,992	3,141	372
	$253,838	$120,770	$4,009

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2013
Class B	$6,109	$514
Class C	47,664	4,874
	$53,773	$5,388

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2013	Annual Effective Rate
Class A	$88,887	$17,970	.24%
Class B	2,021	341	.25%
Class C	15,874	3,188	.25%
	$106,782	$21,499

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2013, aggregated $20,369.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2013, the CDSC for Class B and C shares aggregated $771 and $537, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2013, DIDI received $321 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,912, of which $6,273 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended May 31, 2013, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $8,075.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2013.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2013		Year Ended May 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	484,745	$13,503,265	284,833	$7,139,009
Class B	7,950	193,785	3,335	73,367
Class C	69,945	1,725,133	26,005	589,158
Class S	1,107,497	31,740,716	560,535	14,516,583
Institutional Class	51,248	1,520,075	46,477	1,234,469
		$48,682,974		$23,552,586
Shares issued to shareholders in reinvestment of distributions
Class A	113,042	$2,866,734	107,248	$2,391,653
Class B	3,156	70,294	4,902	97,532
Class C	22,058	494,984	25,109	502,677
Class S	428,986	11,303,779	420,837	9,721,323
Institutional Class	18,395	498,315	17,087	404,973
		$15,234,106		$13,118,158
Shares redeemed
Class A	(387,018)	$(10,488,370)	(399,230)	$(10,049,527)
Class B	(20,062)	(489,390)	(30,260)	(667,088)
Class C	(68,384)	(1,649,346)	(58,617)	(1,320,845)
Class S	(1,182,504)	(34,129,261)	(825,081)	(21,171,136)
Institutional Class	(50,188)	(1,438,830)	(297,767)	(7,607,957)
		$(48,195,197)		$(40,816,553)
Redemption fees		$6,883		$1,878
Net increase (decrease)
Class A	210,769	$5,883,928	(7,149)	$(518,083)
Class B	(8,956)	(225,311)	(22,023)	(496,189)
Class C	23,619	572,064	(7,503)	(229,010)
Class S	353,979	8,918,525	156,291	3,067,866
Institutional Class	19,455	579,560	(234,203)	(5,968,515)
		$15,728,766		$(4,143,931)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and Shareholders of DWS Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Health Care Fund (the "Fund") at May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 24, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2012 to May 31, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/13	$1,215.40	$1,210.80	$1,210.60	$1,216.90	$1,217.00
Expenses Paid per $1,000*	$7.35	$11.46	$11.46	$5.97	$5.97
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/13	$1,018.30	$1,014.56	$1,014.56	$1,019.55	$1,019.55
Expenses Paid per $1,000*	$6.69	$10.45	$10.45	$5.44	$5.44

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Health Care Fund	1.33%	2.08%	2.08%	1.08%	1.08%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $2.159 per share from net long-term capital gains during its year ended May 31, 2013, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $16,456,000 as capital gain dividends for its year ended May 31, 2013, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended May 31, 2013, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $3,468,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	102	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	102	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	102
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	102	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	102	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	105	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUHAX	SUHBX	SUHCX	SCHLX	SUHIX
CUSIP Number	23337G 100	23337G 209	23337G 308	23337G 506	23337G 605
Fund Number	452	652	752	2352	1452

Notes

Notes

Notes

Notes

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DHCF-2
(R-027917-2 7/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HEALTH CARE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$58,634	$0	$0	$1,500
2012	$56,634	$0	$0	$1,588

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$51,500	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$1,500	$51,500	$0	$53,000
2012	$1,588	$56,300	$0	$57,888

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Health Care Fund, a series of DWS Securities Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 29, 2013